UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2012

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 16, 2012, Boyd Gaming Corporation (“Boyd”) announced it has entered into an agreement to acquire Peninsula Gaming, LLC (“PGL”), a direct wholly-owned subsidiary of Peninsula Gaming Partners, LLC (“PGP”). PGL owns and operates Diamond Jo casino in Dubuque, Iowa, Evangeline Downs Racetrack and Casino, in St. Landry Parish, Louisiana, various off track betting facilities in Louisiana, Diamond Jo casino in Worth County, Iowa, Amelia Belle casino in Amelia, Louisiana, and the Kansas Star Casino, Hotel and Event Center (“Kansas Star”) near Wichita, Kansas.

Boyd will acquire PGL pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), entered into on May 16, 2012, by and among, Boyd, Boyd Acquisition II, LLC, an indirect wholly-owned subsidiary of Boyd (“Holdco”), Boyd Acquisition Sub, LLC, an indirect wholly-owned subsidiary of Boyd (“Merger Sub”), PGP and PGL. The Merger Agreement provides that, pursuant to the terms and subject to the conditions set forth therein, Merger Sub will merge (the “Merger”) with and into PGL, and PGL will be the surviving entity in the Merger. Following the Merger, PGL will be an indirect, wholly-owned subsidiary of Boyd.

Upon the terms and subject to the conditions of the Merger Agreement, which was unanimously approved by the boards of directors of both Boyd and PGP, Boyd will acquire PGL for approximately $1.45 billion, net of certain expenses and adjustments, in the form of cash, debt financing and a promissory note issued by HoldCo. Of the $1.45 billion, $200 million will be funded by cash from Boyd, of which, approximately $150 million will be financed by incremental commitments under Boyd’s credit agreement and $50 million will be financed pursuant to existing unfunded revolving credit commitments under such agreement. In addition, HoldCo will issue a promissory note to PGP of approximately $144 million, which amount is subject to adjustment based on PGL’s outstanding debt, cash, working capital, certain assets, liabilities and costs, and transaction expenses at the closing of the Merger, as well as any indemnification claims in accordance with the terms of the Merger Agreement. The remaining approximately $1.1 billion may be financed with a portion of the proceeds of an $850 million senior secured credit facility (including a term loan facility of $800 million and a revolving credit facility of $50 million) and $350 million in senior unsecured notes of PGL, as further described in the PGL Refinancing Commitment Letter (defined below).

In addition, HoldCo is obligated to make an additional payment in 2016 if Kansas Star’s EBITDA for 2015 exceeds $105 million. The additional payment would be in an amount equal to 7.5 times any Kansas Star 2015 EBITDA over $105 million.

The completion of the Merger is subject to various conditions, including, among others, (i) obtaining approval of certain gaming regulators, and (ii) the termination or expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Subject to the satisfaction or waiver of conditions in the Merger Agreement, Boyd expects the transaction to close by the end of 2012.

The Merger Agreement contains customary representations, warranties and covenants by Boyd, PGL and PGP. In addition to other covenants, PGL and PGP have each agreed, (i) to conduct their respective operations in the ordinary course of business consistent with past practice between the execution and delivery of the Merger Agreement and the consummation of the Merger and (ii) not to solicit proposals relating to alternate transactions during such period and not to engage in discussions concerning or furnish non-public information in connection with such alternative transactions.

The Merger Agreement contains certain termination rights for both Boyd and PGP and further provides that, in connection with the termination of the Merger Agreement under specified circumstances, Boyd may be required to pay PGP a termination fee of up to $45,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated into this report by this reference.

Debt Commitment Letters

In connection with the Merger, Boyd entered into a commitment letter, dated May 16, 2012 (the “Parent Debt Commitment Letter”), among Bank of America, N.A. (“Bank of America”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (or its designated affiliate, “Merrill Lynch” and, together with Bank of America, “BofAML”), Deutsche Bank Trust Company Americas (“DBTCA”), Deutsche Bank AG Cayman Islands Branch (“DBCI”), Deutsche Bank Securities Inc. (“DBSI” and together with DBTCA and DBCI, collectively, “DB”), JPMorgan Chase Bank, N.A. (“JPMCB”), J.P. Morgan Securities LLC (“JPMS” and together with JPMCB, “JPM” and together with BofAML, DB and JPM, the “Commitment Parties”) and Boyd, pursuant to which the Commitment Parties have agreed to provide Boyd $150 million (the “Parent Debt Commitment Financing”) to be used to fund, in part, the consideration to be paid pursuant to the terms of the Merger Agreement.

In addition, on May 16, 2012, Boyd entered into an additional commitment letter (the “PGL Refinancing Commitment Letter” and together with the Parent Debt Commitment Letter, the “Commitment Letters” ), among the Commitment Parties and Boyd pursuant to which the Commitment Parties have agreed to provide PGL (or Merger Sub, if the facilities described in the PGL Refinancing Commitment Letter are entered into prior to the closing of the Merger, with PGL assuming such obligations on terms and conditions to be agreed upon on the closing of the Merger) up to $1.2 billion (the “PGL Commitment Financing” and together with the Parent Debt Commitment Financing, the “Financing”) to be used to refinance, at the closing of the Merger, and pursuant to the terms of the Merger Agreement, outstanding debt of PGL, and to fund, in part, the consideration to be paid pursuant to the terms of the Merger Agreement.

The Parent Debt Commitment Financing is anticipated to comprise of incremental credit commitments of revolving loans and/or term loans of $150 million to be extended on an incremental basis to the Initial Term Loan and/or Class A Revolving Commitments under and as defined in Boyd’s credit agreement.

The PGL Commitment Financing is anticipated to comprise of the following sources:

•	a term loan facility in a total principal amount of $800 million;

•	a revolving credit facility in a total principal amount of up to $50 million; and

•	gross proceeds from the issuance and sale of senior unsecured notes in an amount of up to $350 million.

The allocation of the $1.35 billion among these facilities is subject to adjustment, including in response to then prevailing market conditions, and the funding of the Financing is contingent on the satisfaction of certain conditions set forth in the Commitment Letters.

The foregoing descriptions of the Parent Debt Commitment Letter and the PGL Refinancing Commitment Letter do not purport to be complete and are qualified in their entirety by reference to the full text of the Parent Debt Commitment Letter and the PGL Refinancing Commitment Letter, copies of which are filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated into this report by this reference.

There are representations and warranties contained in the Merger Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information. Investors should read the Merger Agreement and Commitment Letters together with the other information concerning Boyd, PGP and PGL, that each company publicly files in reports and statements with the U.S. Securities and Exchange Commission.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 16, 2012, Boyd issued a press release to announce the transaction. In addition, Boyd held a conference call and simultaneous presentation to investors at 5:30 p.m. EDT to discuss the announcement of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and the investor presentation is attached hereto as Exhibit 99.2, and each are incorporated herein in their entirety by reference. A reconciliation of certain non-GAAP financial measures used in the press release and the investor presentation is attached hereto as Exhibit 99.3, and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release, the investor presentation and the reconciliations attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 16, 2012, entered into by and among, Boyd Gaming Corporation, Boyd Acquisition II, LLC, Boyd Acquisition Sub, LLC, Peninsula Gaming Partners, LLC and Peninsula Gaming, LLC.†

10.1	Boyd Commitment letter, dated May 16, 2012, entered into among Boyd Gaming Corporation, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Trust Company Americas, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., and J.P. Morgan Securities LLC.

10.2	PGL Commitment letter, dated May 16, 2012, entered into among Boyd Gaming Corporation, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Trust Company Americas, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., and J.P. Morgan Securities LLC.

99.1	Press Release.

99.2	Investor Presentation.

99.3	Reconciliations.

†	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Boyd hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

# # # #

Important Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains, or may contain, “forward-looking statements” concerning Boyd, PGP and PGL, which are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the following: (i) the expected benefits of the merger, the expected accretive effect of the merger on Boyd’s financial results and profile, expected cost, revenue, EBITDA, margin, and synergies, the expected impact for customers and employees, future capital expenditures, expenses, revenues, earnings, economic performance, financial condition, losses and future prospects; (ii) the anticipated benefits of geographic diversity that would result from the merger; the expected results of Peninsula’s gaming properties, including, without limitation, Kansas Star; (iii) future industry developments and trends; (iv) the anticipated completion of the proposed merger, and the anticipated financing of the merger; and (vi) assumptions underlying any of the foregoing statements.

These forward-looking statements are based upon the current beliefs and expectations of management and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Boyd’s ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or gaming approvals of the merger and the transactions contemplated by the merger agreement, or to satisfy other conditions to the merger on the proposed terms and timeframe; the possibility that the merger does not close when expected or at all, or that the companies may be required to modify aspects of the merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the ability to integrate Peninsula in a timely and cost-efficient manner with Boyd; uncertainties in the global economy and credit markets; and rates of change in, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of Boyd; access to capital markets; the ability to manage and grow Boyd’s cash position following the merger; the sufficiency of Boyd’s financial resources to support future business activities (including but not limited to operations, investments, debt service requirements and capital expenditures); the impact of legal proceedings; and other risks and uncertainties, including those detailed from time to time in Boyd’s periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere). Boyd can give no assurances that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Boyd nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required. Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Boyd following the implementation of the merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Boyd for the current or future financial years would necessarily match or exceed the historical published figures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2012	Boyd Gaming Corporation

/s/ JOSH HIRSBERG
Josh Hirsberg
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 16, 2012, entered into by and among, Boyd Gaming Corporation, Boyd Acquisition II, LLC, Boyd Acquisition Sub, LLC, Peninsula Gaming Partners, LLC and Peninsula Gaming, LLC.

10.1	Commitment letter, dated May 16, 2012, entered into among Boyd Gaming Corporation, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Trust Company Americas, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., and J.P. Morgan Securities LLC.

10.2	Commitment letter, dated May 16, 2012, entered into among Boyd Gaming Corporation, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Trust Company Americas, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., and J.P. Morgan Securities LLC.

99.1	Press Release.

99.2	Investor Presentation.

99.3	Reconciliations.